UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported): May 2, 2005



                              DHB INDUSTRIES, INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


           Delaware                        0-22429               11-3129361
________________________________________________________________________________
(State or other jurisdiction of          (Commission          (I.R.S. Employer
        incorporation)                    File Number)       Identification No.)


400 Post Avenue, Suite 303, Westbury, New York                        11590
______________________________________________                       __________
(Address of principal executive office)                              (Zip Code)

                                 (516) 997-1155
              ____________________________________________________
              (Registrant's telephone number, including area code)


                                       N/A
         ______________________________________________________________
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS, ELECTION OF DIRECTORS,
            APPOINTMENT OF PRINCIPAL  OFFICERS.

     On May 2, 2005 the registrant hired General (Ret.) Larry Ellis, age 58, as President of the registrant. General (Ret.) Ellis currently is, and has been since December 2004, a member of the registrant's Board of Directors.

     From January 2005 to the present, General (Ret.) Ellis was President and Chief Executive Officer of Ellis Services & Solutions Enterprises, LLC. General (Ret.) Ellis served as Commanding General, United States Army Forces from November 2001 until he retired in July 2004. Prior to November 2001, General (Ret.) Ellis served as Deputy Chief of Staff for Operations, Plans and Policy of the Department of the Army.


ITEM 9.01  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) Not Applicable

         (b) Not Applicable

         (c) The following Exhibits are filed as part of this Current Report on Form 8-K:

             99.2 - Press Release, dated May 2, 2005, announcing the hiring by registrant of General (Ret.) Ellis as President of the registrant.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              DHB INDUSTRIES, INC.


                                              By:  /s/ DAWN M. SCHLEGEL
                                                   ___________________________
                                                       Dawn M. Schlegel
                                                       Chief Financial Officer


Dated:  MAY 2, 2005

                                  EXHIBIT INDEX


99.2 Press Release, dated May 2, 2005, announcing the hiring by registrant of General (Ret.) Ellis as President of the registrant.